Exhibit 10.13

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made as of September 29, 2006 by and between (together with its successors and permitted assigns, the “Secured Party”); Heartland Oil and Gas Corp. (together with its successors and permitted assigns, the “Borrower”); and the subsidiaries of Borrower set forth on (together with their successors and permitted assigns, collectively and jointly and severally, the “Subsidiary Guarantors”, and together with the Borrower, collectively and jointly and severally, the “Grantors”).

Background

On the date hereof, Secured Party is extending a loan to Borrower, and Borrower is issuing to Secured Party a Convertible Senior Secured Note in the principal amount of $___ (as the same may be amended, restated, modified, supplemented and/or replaced from time to time, the “Note”).

In order to secure the prompt payment, performance and discharge in full of all of Borrower’s obligations under the Note, Borrower and the Subsidiary Guarantors have agreed to execute and deliver to the Secured Party this Agreement and to grant the Secured Party a perfected first priority security interest in certain property of each Grantor.

Accordingly, each Grantor, intending to be legally bound, hereby agrees with the Secured Party as follows:

1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Note. The following terms, as used herein, shall have the following meanings:

“Account” shall be used herein as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to, credit card receivables, lottery winnings, health-care-insurance receivables, any right to payment arising out of goods or other property (including, without limitation, intellectual property) sold or leased, licensed, assigned or disposed of or for services rendered which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance including all rights to payment of rents under a lease or license and payment under a charter or other contract and all rights incident to such lease, charter or contract.

“As-Extracted Collateral” shall be used herein as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to, oil, gas and other minerals and mineral rights.

“Chattel Paper” shall be used herein as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to, a writing or writings which evidence both a monetary obligation and a security interest in, or a lease of, specific goods.

“Collateral” shall have the meaning ascribed to such term in Section 2.

“Commercial Tort Claims” shall be used herein as defined in the Uniform Commercial Code and shall include those claims listed (including plaintiff, defendant and a description of the claim) on Schedule 10 attached hereto.

“Deposit Account” shall be used herein as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to, any demand, time, savings, passbook or similar account.

“Document” shall be used herein as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to, a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

“Equipment” shall be used herein as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to, tangible personal property held by any Grantor for use primarily in business and shall include equipment, machinery, furniture, vehicles, fixtures, furnishings, dyes, tools, and all accessories and parts now or hereafter affixed thereto as well as all attachments, replacements, substitutes, accessories, additions and improvements to any of the foregoing, but Equipment shall not include Inventory.

“Event of Default” shall be used herein as defined in the Note.

“Fixtures” shall be used herein as defined in the Uniform Commercial Code.

“General Intangibles” shall be used herein as defined in the Uniform Commercial Code but in any event shall include, but not be limited to, all personal property of every kind and description of any Grantor other than Goods, Accounts, Fixtures, Documents, Letter-of-Credit Rights, Chattel Paper, Deposit Accounts, Instruments, Investment Property, Commercial Tort Claims and Supporting Obligations, and shall include, without limitation, payment intangibles, contract rights (other than Accounts), franchises, licenses, leases, all rights related to oil, gas, minerals, choses in action, books, records, customer lists, tax, insurance and other kinds of refunds, patents, trademarks, trade names, service marks, slogans, trade dress, copyrights, other intellectual property rights and applications for intellectual property rights, goodwill, plans, licenses, software (to the extent it does not constitute Goods) and other rights in personal property and all rights related to all of the foregoing.

“Goods” shall be used herein as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to, all computer programs imbedded in goods and any supporting information provided in connection with the transaction relating to the program and all other things that are movable, and all rights related to all of the foregoing.

“Instruments” shall be used herein as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to, promissory notes, negotiable certificates of deposit, a negotiable instrument or a security or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is, in the ordinary course of business, transferred by delivery with any necessary endorsement or assignment.

“Inventory” shall be used herein as defined in the Uniform Commercial Code but in any event shall include, but not be limited to, tangible personal property held by or on behalf of any Grantor (or in which any Grantor has an interest in mass or a joint or other interest) for sale or lease or to be furnished under contracts of service, tangible personal property which any Grantor has so leased or furnished, and raw materials, work in process and materials used, produced or consumed in any Grantor’s business, and shall include tangible personal property returned to such Grantor by the purchaser following a sale thereof by such Grantor and tangible personal property represented by Documents. All equipment, accessories and parts at any time attached or added to items of Inventory or used in connection therewith shall be deemed to be part of the Inventory.

“Investment Property” shall be used herein as defined in the Uniform Commercial Code but in any event shall include, but not be limited to, all securities, whether certificated or uncertificated, all financial assets, all security entitlements, all securities accounts, all commodity contracts and all commodity accounts.

“Letter-of-Credit Right” shall be used herein as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to, any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

“Proceeds” shall be used herein as defined in the Uniform Commercial Code but, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance (whether or not the Secured Party is named as the loss payee thereof), indemnity, warranty or guaranty payable to any Grantor or the Secured Party from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), (c) any and all amounts received when Collateral is sold, leased, licensed, exchanged, collected or disposed of, (d) any rights arising out of Collateral, and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Secured Obligations” shall mean any obligation of the Borrower under the Note (including any amounts payable to Payee thereunder), any additional notes issued after the date hereof to the Secured Party pursuant to Section 6 of the Note, and any other indebtedness of Borrower to Secured Party whether now existing or hereafter arising.

“Software” shall be used herein as defined in the Uniform Commercial Code but in any event, shall include, but not be limited to, any computer program or supporting information provided in connection with the transaction relating to the program.

“Supporting Obligations” shall be used herein as defined in the Uniform Commercial Code but in any event shall include, but not be limited to, guarantees and letters of credit that support payment of another obligation.

“Uniform Commercial Code” shall mean the Uniform Commercial Code in effect on the date hereof and as amended from time to time, and as enacted in the State of Nevada or in any state or states which, pursuant to the Uniform Commercial Code as enacted in the State of Nevada, has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that the definitions set forth above should be construed in their broadest sense so that Collateral will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the Uniform Commercial Code that broaden the definitions, they are incorporated herein and if existing definitions in the Uniform Commercial Code are broader than the amended definitions, the existing ones shall be controlling. Similarly, where the phrase “as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to . . .” is used above, it means as defined in the Uniform Commercial Code except that if any of the enumerated types of items specified thereafter would not fall within the Uniform Commercial Code definition, they shall nonetheless be included in the applicable definition for purposes of this Agreement.

2. GUARANTY AND GRANT OF SECURITY INTEREST.

(a) As security for the payment and performance of the Secured Obligations, each Grantor hereby pledges, hypothecates, delivers and assigns to the Secured Party, and creates in favor of the Secured Party, a first priority security interest in and to, all of such Grantor’s right, title and interest in and to all the following property, in all its forms, in each case whether now or hereafter existing, whether now owned or hereafter acquired, created or arising, and wherever located (collectively, but without duplication, the “Collateral”):

(i) All Equipment;

(ii) All Inventory and other Goods;

(iii) All Accounts;

(iv) All General Intangibles; (v) All Fixtures;

(vi) All Documents, Letter-of-Credit Rights, and Chattel Paper;

(vii) All Deposit Accounts;

(viii) All Instruments and Investment Property;

(ix) All Commercial Tort Claims; (x) All Supporting Obligations; (xi) All As-Extracted Collateral; and

(xii) All Proceeds of any and all of the foregoing.

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable Law or the assignment of which is otherwise prohibited by applicable Law (in each case to the extent that such applicable Law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the Uniform Commercial Code or other similar applicable Law); provided, however, that to the extent permitted by applicable Law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable Law, this Agreement shall create a valid security interest in the Proceeds of such asset.

(b) For the avoidance of doubt, the Subsidiary Guarantors hereby jointly and severally agree to act as surety for the Borrower’s obligations under the Notes, and irrevocably and unconditionally guaranty to the Secured Party that the Notes shall be paid in full when due and payable, whether at the stated or accelerated maturity thereof or upon any mandatory or voluntary prepayment or otherwise. Notwithstanding the foregoing, the liability of each Subsidiary Guarantor hereunder is limited to an amount equal to (x) the amount that would render this guaranty void, voidable or unenforceable against such Subsidiary Guarantor’s creditors or creditors’ representatives under any applicable fraudulent conveyance, fraudulent transfer or similar act or under Section 544 or 548 of the Bankruptcy Code of 1978, as amended, minus (y) $1.00 (one U.S. Dollar).

(c) Secured Party acknowledges that Borrower is seeking to sell, to an unaffiliated third party on arms-length terms, certain assets (the “Sold Assets”) located in the counties set forth on Schedule 2. Secured Party shall, prior to or upon the closing of any sale of Sold Assets to an unaffiliated party, and without requiring any payment on the Notes in connection therewith, release the security interest granted to Secured Party hereby with respect to the Collateral included in the Sold Assets sold by Borrower in such transaction(s). In connection therewith, Secured Party shall file, or authorize the party acquiring such Sold Assets to file, termination statements and/or amendments to financing statements (as appropriate) under the Uniform Commercial Code and take such other action as may be appropriate to evidence the release of such Collateral from the security interest granted hereby. For the avoidance of doubt, no such sale shall require or result in the release of any security interest of the Secured Party of Collateral not included in such sale, including any Sold Assets not included in such sale.

3. REPRESENTATIONS AND WARRANTIES OF THE GRANTORS. Each Grantor represents and warrants as follows. The following representations and warranties shall survive execution of this Agreement and shall not be affected or waived by any examination or inspection made by the Secured Party:

(a) Status. Each Grantor is duly organized and validly existing as a corporation in the State of Nevada. The organizational identification number of Borrower is C16136-98, and the organizational identification numbers of the other Grantors are set forth on Exhibit A. Each Grantor has perpetual existence and the power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage. Each Grantor has qualified to do business in each state or jurisdiction where its business or operations so require.

(b) Authority to Execute Agreement; Binding Agreement. Each Grantor has the corporate or other power to execute, deliver and perform its obligations under this Agreement, the Note and any other agreement or document contemplated hereby and thereby to which it is, or is to be, a party (collectively, the “Loan Documents”) (including, without limitation, the right and power to give the Secured Party a security interest in the Collateral) and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement, the Note and each other Loan Document to which it is, or is to be, a party. The Note has been duly executed and delivered by Borrower. The Note constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors. This Agreement has been duly executed by each Grantor. This Agreement constitutes the legal, valid and binding obligation of each Grantor, enforceable against each Grantor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors.

(c) Grantors’ Title. Except for the security interests granted hereunder, each Grantor is, as to all Collateral presently owned, and shall be as to all Collateral hereafter acquired, the owner or in the case of leased or licensed assets, the lessee or licensee, of said Collateral free and clear from any liens, security interests, encumbrances or adverse claims.

(d) Perfected Security Interest. This Agreement creates a valid, first priority security interest in the Collateral, securing payment of the Secured Obligations. Upon the filing of the Uniform Commercial Code financing statements in the offices set forth on Schedule 4 hereto and the recordation of this Agreement (or a short form hereof) at the United States Copyright Office, all security interests which may be perfected by filing shall have been duly perfected. Except for the filing of the Uniform Commercial Code financing statements referred to in the preceding sentence and the delivery of the Instruments referred to in paragraph (g) above, no action is necessary to create, perfect or protect such security interest. Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with any Governmental Authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, the Note or any other Loan Document, (ii) the creation or perfection of the security interest in the Collateral or (iii) the enforcement of the Secured Party’s rights hereunder and under the Note.

(e) Absence of Conflicts with Other Agreements, Etc. Neither the pledge of the Collateral hereunder nor any of the provisions hereof (including, without limitation, the remedies provided hereunder) violates any of the provisions of any organizational documents of any Grantor, or any other agreement to which any Grantor or any of its property is a party or is subject, or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the same. None of the provisions of the Note violates any of the provisions of any organizational documents of the Borrower, or any other agreement to which the Borrower or any of its property is a party or is subject, or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the same.

4. COVENANTS OF GRANTORS. Each Grantor covenants that:

(a) Filing of Financing Statements and Preservation of Interests. Immediately upon execution hereof, each Grantor shall cause to be duly filed in each office set forth on Schedule 4 Uniform Commercial Code financing statements and all filings with the United States Copyright Office and the United States Patent and Trademark Office, in each case in form and substance satisfactory to the Secured Party. Without limiting the obligation of the Grantors set forth in the preceding sentence, each Grantor hereby authorizes the Secured Party, and appoints the Secured Party as its attorney-in-fact, to file in such office or offices as the Secured Party deems necessary or desirable such financing and continuation statements and amendments and supplements thereto (including, without limitation, an “all assets” filing), and such other documents as the Secured Party may require to perfect, preserve and protect the security interests granted herein and ratifies all such actions taken by the Secured Party.

(b) Transfer of Collateral. Other than the disposition of inventory in the ordinary course of the applicable Grantor’s business as presently, no Grantor shall sell, assign, transfer, encumber or otherwise dispose of any Collateral without the prior written consent of the Secured Party does not authorize any such disposition. For purposes of this provision, “dispose of any Collateral” shall include, without limitation, the creation of a security interest or other encumbrance (whether voluntary or involuntary) on such Collateral.

(c) Other Assurances.

(i) Each Grantor agrees that from time to time, at the joint and several expense of the Grantors, it will promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

(ii) From and after the date hereof, each Grantor shall promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Secured Party may request, in order to perfect any and all security interests in real estate owned, leased or otherwise held by such Grantor, it being the intent of the Grantors and the Secured Party that the Secured Party shall have a first priority security interest, as security for the payment and performance of the Secured Obligations, in and to, all of each Grantor’s right, title and interest in and to all real property, in all its forms, in each case whether now or hereafter existing, whether now owned or hereafter acquired, created or arising, and wherever located, subject to such permitted exceptions as to which the Secured Party shall agree.

5. REMEDIES UPON DEFAULT.

(a) Upon the occurrence and during the continuation of an Event of Default, the Secured Party may exercise, in addition to any other rights and remedies provided herein, under other contracts and under law, all the rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, upon the occurrence and during the continuation of an Event of Default, (i) at the request of the Secured Party, each Grantor shall, at its cost and expense, assemble the Collateral owned or used by it as directed by the Secured Party; (ii) the Secured Party shall have the right (but not the obligation) to notify any account debtors and any obligors under Instruments or Accounts to make payments directly to the Secured Party and to enforce the Grantors’ rights against account debtors and obligors; (iii) the Secured Party may (but is not obligated to), without notice except as provided below, sell the Collateral at public or private sale, on such terms as the Agent deems to be commercially reasonable; (iv) the Secured Party may (but is not obligated to) direct any financial intermediary or any other Person holding Investment Property to transfer the same to the Agent or its designee; and (v) the Secured Party may (but is not obligated to) transfer any or all Intellectual Property registered in the name of any Grantor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Secured Party or any designee or any purchaser of any Collateral. Each Grantor agrees that ten (10) days notice of any sale referred to in clause (iii) above shall constitute sufficient notice. The Secured Party may purchase Collateral at any such sale. The Grantors shall be liable to the Agent and the Secured Party for any deficiency amount.

(b) The Secured Party may comply with any applicable Law in connection with a disposition of Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Secured Party may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Secured Party sells any of the Collateral on credit, the Borrower will only be credited with payments actually made by the purchaser. The Secured Party may purchase Collateral at any such sale. In addition, each Grantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c) For the purpose of enabling the Secured Party to further exercise rights and remedies under this Section 5 or elsewhere provided by agreement or applicable Law, each Grantor hereby grants to the Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense following an Event of Default, any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

6. OBLIGATIONS ABSOLUTE.

(a) Change of Circumstance. THE RIGHTS OF THE SECURED PARTY HEREUNDER AND THE OBLIGATIONS OF THE GRANTORS HEREUNDER SHALL BE  ABSOLUTE AND UNCONDITIONAL, SHALL NOT BE SUBJECT TO ANY COUNTERCLAIM, SETOFF, RECOUPMENT OR DEFENSE BASED UPON ANY CLAIM THAT ANY GRANTOR OR ANY OTHER PERSON MAY HAVE AGAINST ANY SECURED PARTY AND SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL FULL AND INDEFEASIBLESATISFACTION OF THE SECURED OBLIGATIONS.

(b) Waiver of Right of Subrogation, Etc. Each Grantor hereby waives any and all rights of subrogation, reimbursement, or indemnity whatsoever in respect of such Grantor arising out of remedies exercised by the Secured Party hereunder until full and indefeasible payment of the Secured Obligations.

(c) Other Waivers. Each Grantor hereby waives promptness, diligence and notice of acceptance of this Agreement. In connection with any sale or other disposition of Collateral, to the extent permitted by applicable Law, each Grantor waives any right of redemption or equity of redemption in the Collateral. Each Grantor further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of protest, dishonor and notice of dishonor or notice of default or any other similar notice with respect to any of the Secured Obligations, and all other similar notices to which any Grantor might otherwise be entitled, except as otherwise expressly provided in the Loan Documents. The Secured Party is under no obligation to pursue any rights against third parties with respect to the Secured Obligations and each Grantor hereby waives any right it may have to require otherwise. Each Grantor (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit of, any stay, valuation, appraisal or redemption now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement; and each Grantor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement delegated to the Secured Party, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

(d) Each Grantor further waives to the fullest extent permitted by law any right it may have under the constitution of the State of Nevada (or under the constitution of any other state in which any of the Collateral or any Grantor may be located), or under the Constitution of the United States of America, to notice (except for notice specifically required hereby) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Party, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing.

(e) EACH GRANTOR’S WAIVERS UNDER THIS SECTION 6 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER SUCH GRANTOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEY AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

7. NO IMPLIED WAIVERS. No failure or delay on the part of the Secured Party in exercising any right, power or privilege under this Agreement or the other Loan Documents and no course of dealing between the Grantor, on the one hand, and the Secured Party, on the other hand, shall operate as a waiver of any such right, power or privilege. No single or partial exercise of any right, power or privilege under this Agreement or the other Loan Documents precludes any other or further exercise of any such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have.

8. STANDARD OF CARE.

(a) In General. No act or omission of the Secured Party (or agent or employee of the Secured Party) shall give rise to any defense, counterclaim or offset in favor of any Grantor or any claim or action against the Secured Party (or agent or employee thereof), in the absence of gross negligence or willful misconduct of the Secured Party (or agent or employee thereof) as determined in a final, nonappealable judgment of a court of competent jurisdiction. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords to other Collateral it holds, it being understood that it has no duty to take any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral or to preserve any rights of any parties and shall only be liable for losses which are a result of it gross negligence or willful misconduct as determined in a final, nonappealable judgment of a court of competent jurisdiction.

(b) No Duty to Preserve Rights. Without limiting the generality of the foregoing:

(i) the Secured Party has no duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral.

(ii) the Secured Party has no obligation to clean-up or otherwise prepare the Collateral for sale.

(iii) each Grantor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by such Grantor thereunder, and the Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral.

(c) Appointment and Powers of Agent. The Grantors each hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact and with full irrevocable power and authority in the place and stead of such Grantor or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement.

9. MISCELLANEOUS.

(a) Assignment. No Grantor shall assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the Secured Party. Notwithstanding the foregoing, if there should be any assignment of any rights or obligations by operation of law or in contravention of the terms of this Agreement or otherwise, then all covenants, agreements, representations and warranties made herein or pursuant hereto by or on behalf of any Grantor shall bind the successors and assigns of such Grantor, together with the preexisting Grantor. The rights and privileges of the Secured Party under this Agreement shall inure to the benefit of its successors and assigns.

(b) Notices. All notices, requests, demands, directions and other communications provided for herein shall be in writing and shall be delivered or mailed in the manner specified in the Note addressed to a party at its address set forth in or determined pursuant to the Note, as the case may be.

(c) Severability. Every provision of this Agreement is intended to be severable. If any term or provision of this Agreement shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby. Any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

(d) Costs and Expenses. Without limiting any other cost reimbursement provisions in the Loan Documents, upon demand, the Grantors shall pay to the Secured Party the amount of any and all reasonable expenses incurred by the Secured Party hereunder or in connection herewith.

(e) Counterparts; Integration. This Agreement may be executed in counterparts, including facsimiles thereof (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

(f) Amendments and Waivers. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Grantors and the Secured Party.

(g) Headings. Headings to this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof

10. TERMINATION; PARTIAL RELEASE.

(a) At such time as all the Secured Obligations have been paid and performed in full, the security provided for herein shall terminate, provided, however, that all indemnities of the Borrower and each other Grantor contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

(b) Effective upon the closing of a disposition of any Collateral in conformity with the provisions of the Note, and receipt by the Secured Party of a certification to such effect from an authorized officer of the Borrower, the security interest in the Collateral so disposed of shall terminate and the Secured Party shall deliver such releases as may be appropriate, provided, however, the security interest in all remaining Collateral shall remain in full force and effect.

11. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.

(a) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Nevada (excluding the laws applicable to conflicts or choice of law).

(b) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in the name and on behalf of the parties hereto as of the date first above written.

HEARTLAND OIL AND GAS CORP.

By:
Name: Title:

HEARTLAND GAS GATHERING LLC

By:
Name: Title:

HEARTLAND INTERNATIONAL OIL COMPANY

By:
Name: Title:

HEARTLAND OIL AND GAS INC.

By:
Name: Title:

By:
Name: Title:

Exhibit A
Subsidiary Guarantors

Name	Organizational Identification Number
Heartland Gas Gathering LLC	6067052 (Kansas)
Heartland International Oil Company	264002 (British Virgin Islands)
Heartland Oil and Gas Inc.	3345196 (Kansas)

Schedule 2
Location of Sold Assets

Nemaha County, Kansas
Brown County, Kansas
Doniphan County, Kansas
Jackson County, Kansas
Atchison County, Kansas
Leavenworth County, Kansas
Jefferson County, Kansas
Pottawatomie County, Kansas

Schedule 4 UCC
Filing Office(s)

Secretary of State of the State of Nevada
Secretary of State of the State of Kansas

Schedule 10
Commercial Tort Claims

None